S000000883 [Member] Investment Strategy - Wasatch International Growth Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Strategies
Strategy Narrative [Text Block]
The Fund invests primarily in foreign growth companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of small foreign companies. The companies will typically have minimum market capitalizations of $100 million and up to a maximum market capitalization at the time of purchase of $5 billion or the market capitalization of the largest company in the Morgan Stanley Capital International (MSCI) ACWI ex USA Small Cap Index as of its most recent reconstitution date, whichever is greater. As of the 2025 reconstitution date, the market capitalization of companies included in the MSCI ACWI ex USA Small Cap Index ranged from $61 million to $14.098 billion. The market capitalizations for the range of companies in the MSCI ACWI ex USA Small Cap Index are subject to change following MSCI’s fourth quarter index review, which occurs on or around November of each year. Under normal market conditions, the Fund will invest in at least five of the countries included in the MSCI ACWI ex USA Small Cap Index.
The Fund may invest a significant amount of its total assets (5% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We may invest in early stage companies if we believe they have outstanding long-term growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries. The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia, India, Japan, Europe, and the United Kingdom.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were industrials, financials, information technology, and communication services.

Strategy Portfolio Concentration [Text]	The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were industrials, financials, information technology, and communication services.